Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest Laddered Moderate Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated February 27, 2025

Notwithstanding anything to the contrary in the Fund’s prospectus, the line graph in the section entitled “Additional Information on the Fund's Investment Objective and Strategies – Buffer and Cap” in the Fund’s prospectus is replaced in its entirety with the line graph below, and the following is added as the penultimate sentence of the paragraph immediately preceding the bar chart and line graph in the Fund’s prospectus:

The bar chart and line graph only provide an example of the Underlying ETFs’ desired outcomes for investors holding through the entire Target Outcome Period, and are not necessarily indicative of Underlying ETF performance.

Please Keep this Supplement with your Fund Prospectus for Future Reference